                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  DECEMBER 8, 1998



                         EQUITY OFFICE PROPERTIES TRUST
             (Exact name of registrant as specified in its charter)



          MARYLAND                     1-13115                 36-4151656
(State or other jurisdiction    (Commission File Number)      (IRS Employer
       of incorporation)                                  Identification Number)



2 NORTH RIVERSIDE PLAZA
SUITE 2200
CHICAGO, ILLINOIS                                                 60606
(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code:  (312) 466-3300



                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

                         EQUITY OFFICE PROPERTIES TRUST

ITEM 5 - OTHER EVENTS

Attached as Exhibits to this form are the documents listed below:

      Exhibit                   Document
      -------                   --------
        1.1         Underwriting Agreement dated December 1, 1998, by and among
                    Equity Office Properties Trust, EOP Operating Limited
                    Partnership and Morgan Stanley & Co. Incorporated, Merrill
                    Lynch, Pierce, Fenner & Smith Incorporated, PaineWebber
                    Incorporated, Prudential Securities Incorporated and Salomon
                    Smith Barney Inc., as representatives of the several
                    underwriters listed on Schedule I thereto.

        5.1 Opinion of Hogan & Hartson L.L.P. regarding the legality of the Shares.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       EQUITY OFFICE PROPERTIES TRUST





Date:  December 14, 1998               By: /s/ STANLEY M. STEVENS
                                          ----------------------------
                                          Stanley M. Stevens
                                          Executive Vice President and
                                          Secretary

                                  EXHIBIT INDEX


      Exhibit                           Description                                                       Page
      -------                           -----------                                                       ----
        1.1                         Underwriting Agreement dated December 1,
                                    1998, by and among Equity Office Properties
                                    Trust, EOP Operating Limited Partnership and
                                    Morgan Stanley & Co. Incorporated, Merrill
                                    Lynch, Pierce, Fenner & Smith Incorporated,
                                    PaineWebber Incorporated, Prudential
                                    Securities Incorporated and Salomon Smith
                                    Barney Inc., as representatives of the
                                    several underwriters listed on Schedule I
                                    thereto.

        5.1 Opinion of Hogan & Hartson L.L.P. regarding the legality of the Shares.